RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 8, 1997



The name of the insurance company issuer of the variable life policies offered by the Prospectus, ReliaStar Bankers Security Life Insurance Company, has been changed to ReliaStar Life Insurance Company of New York, effective January 1, 1998. The name of the Separate Account has also been changed from ReliaStar Bankers Security Variable Life Separate Account I, to ReliaStar Life Insurance Company of New York Variable Life Separate Account I, also effective January 1, 1998. ReliaStar Life Insurance Company of New York remains an indirect, wholly-owned subsidiary of ReliaStar Financial Corp.








                 The date of this Supplement is January 1, 1998.